                                                                  Exihibit 10.38

PREPARED BY, RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton LLP
333 South Hope Street, 48/th/ Floor
Los Angeles, California 90071
Attention: William M. Scott IV, Esq.


               DEED OF TRUST, FINANCING STATEMENT, FIXTURE FILING,
                         ASSIGNMENT OF RENTS AND LEASES
                             AND SECURITY AGREEMENT


                                   by and from


                     HUDSON RESPIRATORY CARE INC., "Grantor"


                                       to


                        CHICAGO TITLE COMPANY, "Trustee"

                               for the benefit of

                   MW POST ADVISORY GROUP, LLC, "Beneficiary"

                           Dated as of October 7, 2003

                             Municipality:  Temecula
                             County:        Riverside
                             State:         California

               DEED OF TRUST, FINANCING STATEMENT, FIXTURE FILING,
                         ASSIGNMENT OF RENTS AND LEASES
                             AND SECURITY AGREEMENT

          This DEED OF TRUST, FINANCING STATEMENT, FIXTURE FILING, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Deed of Trust") is made as of the 7th day of October, 2003 by and from Hudson Respiratory Care Inc. ("Grantor"), with a taxpayer identification number of 95-1867330 and having an office at 27711 Diaz Road, Temecula, California 92589, to Chicago Title Company ("Trustee"), having an office at 560 E. Hospitality Lane, San Bernardino, California, for the benefit of MW Post Advisory Group, LLC, a Delaware limited liability company, having an office at 11766 Wilshire Blvd., Suite 1660, Los Angeles, California 90025 ("Beneficiary"). Terms appearing in this Deed of Trust with an initial capital letter that are not otherwise defined herein, shall have the same respective meanings as such terms have in that certain Loan and Security Agreement by and among Grantor, as Borrower, the lenders that are signatories thereto, as Lenders, and Beneficiary, as Administrative Agent, dated as of October 7, 2003 (as such may be amended, restated, supplemented or otherwise modified from time to time after the date hereof, the "Loan and Security Agreement"). Beneficiary and the Trustee are sometimes referred to herein collectively as the "Secured Parties."

                                    RECITALS
                                    --------

          WHEREAS, Grantor is the owner of a fee simple estate in the Land (as defined below);

          WHEREAS, pursuant to the Loan and Security Agreement, the Lenders have agreed to make loan and credit Advances to Borrower in a principal amount not to exceed $30,000,000.00;

          WHEREAS, pursuant to the Loan and Security Agreement the Maturity Date of the loans and credit Advances made by Lenders to Borrower is October 1, 2007;

          WHEREAS, Grantor is receiving a good and valuable benefit, the sufficiency and receipt of which is hereby acknowledged, as a result of Beneficiary and Grantor entering into the Loan and Security Agreement; and

          WHEREAS, as a condition precedent to the lending of funds under the Loan and Security Agreement, the Lenders have required that Grantor grant this Deed of Trust and grant to Beneficiary, for the benefit of the Secured Parties, the liens and security interests referred to herein to secure (i) prompt and complete payment and performance of all of Grantor's obligations now or hereafter existing under the Loan and Security Agreement and other Loan Documents to which the Grantor is or may become a party, whether principal, interest, costs, fees, expenses or otherwise (including without limitation the "Obligations," as defined in the Loan and Security Agreement); and (ii) all other payment and performance obligations provided by this Deed of Trust in connection with the property mortgaged hereby, whenever incurred (all of the aforesaid obligations of Grantor to any of the Secured Parties, together with the other payment and performance obligations and liabilities described herein, being hereinafter referred to collectively as the "Obligations Secured").

                                 GRANTING CLAUSE
                                 ---------------

          NOW, THEREFORE, in consideration of the foregoing recitals and to secure payment of the Obligations Secured and in consideration of Ten Dollars ($10.00) in hand paid, the receipt and sufficiency whereof are hereby acknowledged, GRANTOR DOES HEREBY IRREVOCABLY GRANT, ASSIGN, BARGAIN, SELL, TRANSFER, REMISE, RELEASE, ALIENATE, CONVEY, MORTGAGE, PLEDGE AND WARRANT TO TRUSTEE AND ITS SUCCESSORS AND ASSIGNS IN TRUST, WITH RIGHT OF ENTRY AND POWER OF SALE FOR THE BENEFIT OF BENEFICIARY AND ITS SUCCESSORS AND ASSIGNS, FOR THE PURPOSES SET FORTH IN THIS DEED OF TRUST, all right, title and interest of Grantor in and to that certain real property legally described in Exhibit A attached hereto (the "Land") located in the County of Riverside and the State of California (the "State"); together with all right, title and interest, if any, which Grantor may now have or hereafter acquire in and to all improvements, buildings and structures now or hereafter located thereon of every nature whatsoever (which, together with the Land, is herein called the "Premises");

          TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Grantor may now have or hereafter acquire in and to (a) all easements, rights of way, gores of land or any lands occupied by streets, ways, alleys, passages, sewer rights, air rights, water courses, water rights and powers, and public places adjoining said Land, and any other interests in property constituting appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto, and (b) all hereditaments, gas, oil, minerals (with the right to extract, sever and remove such gas, oil and minerals), and easements, of every nature whatsoever, located in or on the Land and all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in subparagraphs (a) and (b) above (hereinafter the "Property Rights");

          TOGETHER WITH all right, title and interest, if any, including any after-acquired right, title and interest, and including any right of use or occupancy, which Grantor may now or hereafter acquire in and to all fixtures and appurtenances of every nature whatsoever now or hereafter located in, on or attached to, or used or intended to be used in connection with, or with the operation of, the Premises, including, but not limited to (a) all apparatus, inventory, machinery and equipment of Grantor (the "Equipment"); and (b) all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the foregoing (the "Fixtures"). It is mutually agreed, intended and declared that the Premises and all of the Property Rights, Equipment and Fixtures owned by Grantor (referred to collectively herein as the "Real Property") shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Deed of Trust to be real estate and covered by this Deed of Trust;

          TOGETHER WITH all the estate, right, title and interest of the Grantor in and to (i) all judgments, insurance proceeds, awards of damages and settlements resulting from condemnation proceedings or the taking of the Real Property, or any part thereof, under the power of eminent domain or for any damage (whether caused by such taking or otherwise) to the Real Property, or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other dispositions of the Real Property or any part thereof; and (subject to the terms of the Loan and Security Agreement) Beneficiary is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and to apply the same unless otherwise provided in the Loan and Security Agreement, in any order determined by Beneficiary in its sole and absolute discretion, notwithstanding any instructions, directions or requests from Grantor; and (ii) all contract rights, general intangibles, actions and rights in action relating to the Real Property including, without limitation, all rights to insurance proceeds and unearned premiums arising from or relating to damage to the Real Property; and (iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Real Property. (The rights and interests described in this paragraph shall hereinafter be called the "Intangibles.")

          Grantor (i) does hereby pledge and assign to Trustee for the benefit of Beneficiary from and after the date hereof (including any period of redemption), primarily and on a parity with the Real Property, and not secondarily, all the rents, issues and profits of the Real Property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advance rent, for security or as earnest money or as down payment for the purchase of all or any part of the Real Property) (the "Rents") under any and all present and future leases, contracts or other agreements relative to the ownership or occupancy of all or any portion of the Real Property; provided, however, that subject to the terms of the Loan and Security Agreement, until such time as an Event of Default has occurred and is continuing, Grantor shall have a license to collect such rents, and (ii) except to the extent such a transfer or assignment is prohibited by the terms thereof, does hereby transfer and assign to Trustee for the benefit of Beneficiary all such leases and agreements (including all Grantor's rights under any contracts for the sale of any portion of the Mortgaged Property (as defined below) and all Grantor's right, title and interest in and to all revenues and royalties under any oil, gas and mineral leases relating to the Real Property) (the "Leases").

          All of the property described above, and each item of property therein described, not limited to but including the Land, the Premises, the Property Rights, the Equipment, the Fixtures, the Real Property, the Intangibles, the Rents and the Leases, is herein referred to as the "Mortgaged Property."

          Nothing herein contained shall be construed as constituting the Trustee or Beneficiary a mortgagee-in-possession in the absence of the taking of actual possession of the Mortgaged Property by Beneficiary. Nothing contained in this Deed of Trust shall be construed as imposing on Beneficiary any of the obligations of the lessor under any Lease of the Mortgaged Property in the absence of an explicit assumption thereof by Beneficiary. In the exercise of the powers herein granted Beneficiary, except as provided in the Loan and Security Agreement, no liability shall be asserted or enforced against Beneficiary, all such liability being expressly waived and released by Grantor.

          TO HAVE AND TO HOLD the Mortgaged Property, properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto Trustee, its beneficiaries, successors and assigns, for the benefit of Beneficiary, its successors and assigns, forever upon the trusts, terms and conditions and for the uses and purposes herein set forth. Grantor hereby releases and waives all rights of redemption under and by virtue of any of the laws, if any, of the State, and Grantor hereby covenants, represents and warrants that, at the time of the execution and delivery of this Deed of Trust, Grantor owns the Premises in fee simple, has the authority to sell, assign, convey and mortgage the Mortgaged Property, that Grantor's title to the Mortgaged Property is free and clear of all encumbrances, except for Permitted Liens, and that, except for the Permitted Liens, Grantor will forever defend the same against all claims in derogation of the foregoing. Grantor also acknowledges, represents and warrants that the execution, delivery and performance of this Deed of Trust have been duly authorized by all necessary action of Grantor, that when executed and delivered by the undersigned person on behalf of Grantor, this Deed of Trust will be a valid and binding obligation of Grantor, legally enforceable in accordance with its terms and that Grantor's execution of and performance under this Deed of Trust does not conflict with any other contract, agreement to which Grantor is a party or violate any other obligation of Grantor or any of its affiliates.

          It is also agreed that if any of the property herein mortgaged is of a nature so that a security interest therein can be perfected under the Uniform Commercial Code in effect in the State (the "Code"), this instrument shall constitute a security agreement, fixture filing and financing statement, and for that purpose, the following information is set forth:

          (a) In addition to the foregoing grant of mortgage, Grantor hereby grants a continuing security interest to the Trustee for the benefit of Beneficiary in all Fixtures and that portion of the Mortgaged Property with respect to which the creation and perfection of a lien is governed by the Code.

          (b) The "Debtor" is the Grantor and "Secured Party" is Beneficiary for the benefit of the Secured Parties.

          (c) The name and address of Debtor are the same as set forth for Grantor in the Preamble to this document.

          (d) The name and address of Secured Party are as set forth for Beneficiary in the Preamble to this document.

          (e) The description of the types or items of property covered by this financing statement and fixture filing is all of the Equipment, Fixtures and other property described or referred to in this Deed of Trust with respect to which Grantor has granted a security interest to Beneficiary pursuant to this Deed of Trust and for which a security interest may be perfected pursuant to the Code and laws of the State.

          (f) The description of real estate to which collateral is attached or upon which it is located is as set forth in Exhibit A.

          (g) The taxpayer identification number of the Debtor is as set forth in the Preamble to this document.

          (h) Beneficiary is to file this Deed of Trust or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement and/or fixture filing for any of the items specified herein as part of the Mortgaged Property. Any reproduction of this Deed of Trust or of any other security agreement or financing statement is sufficient as a financing statement and fixture filing.

          (i) Grantor agrees to execute, deliver, record, file and/or refile (and Grantor grants to Beneficiary the authority to do the same on Grantor's behalf) any financing statement, continuation statement, or other instruments Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Code. To the extent permitted by law, (i) all of the Fixtures are or are to become fixtures on the Land and (ii) this instrument, upon recording or registration in the real estate records of the proper office, shall constitute a financing statement and "fixture-filing" within the meaning of Sections 9102 and 9502 of the Code. Subject to the terms and conditions of the Loan and Security Agreement, the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the Code, by the specific statutory consequences now or hereafter enacted and specified in the Code, all at Beneficiary's sole election.

          THE FOLLOWING PROVISIONS SHALL ALSO CONSTITUTE AN INTEGRAL PART OF THIS DEED OF TRUST:

          Section 1. Payment of Taxes on the Deed of Trust. Without limiting any of the provisions of the Loan and Security Agreement, Grantor agrees that, if the government of the United States or any department, agency or bureau thereof or if the State or any of its subdivisions having jurisdiction shall at any time require documentary stamps to be affixed to this Deed of Trust or shall levy, assess, or charge any tax, assessment or imposition upon this Deed of Trust or the credit or indebtedness secured hereby or the interest of any Secured Party in the Premises or upon any Secured Party by reason of or as holder of any of the foregoing then, Grantor shall pay for such documentary stamps in the required amount and deliver them to Beneficiary or pay (or reimburse Beneficiary for) such taxes, assessments or impositions. Grantor agrees to exhibit to Beneficiary, at any time upon request, official receipts showing payment of all taxes, assessments and charges that Grantor is required or elects to pay under this paragraph. Grantor agrees to indemnify each Secured Party against liability on account of such documentary stamps, taxes, assessments or impositions.

          Section 2. Leases Affecting the Real Property. All future lessees under any Lease made after the date of recording of this Deed of Trust shall, at Beneficiary's option and without any further documentation, attorn to Beneficiary as lessor if for any reason Beneficiary becomes lessor thereunder, and, upon demand after an Event of Default, pay rent to Beneficiary, and Beneficiary shall not be responsible under such Lease for matters arising prior to Beneficiary becoming lessor thereunder; provided, however, Beneficiary shall not become lessor or obligated as lessor under any such Leases unless or until it shall elect in writing to do so.

          Section 3. Use of the Real Property. Grantor further covenants that (except as otherwise provided in the Loan Documents) it shall not institute or acquiesce in any proceeding to change the zoning classification of the Real Property, nor shall Grantor change the use of the

Mortgaged Property without the prior written consent of Beneficiary, which shall not be unreasonably withheld.

          Section 4. Indemnity. Grantor hereby agrees to indemnify and hold harmless the Secured Parties against (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Deed of Trust and the other Loan Documents, and (ii) any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of the Mortgaged Property, this Deed of Trust or any action taken or omitted by the Secured Parties hereunder, except to the extent that they resulted from the gross negligence or willful misconduct of any such Secured Party.

          Section 5. Insurance. Grantor shall, at its sole expense, obtain for, deliver to, assign and maintain for the benefit of Beneficiary, until the Obligations Secured are paid in full, insurance policies as specified in the Loan and Security Agreement. Each such policy shall name Beneficiary as loss payee under a standard mortgage endorsement. In the event of a casualty loss, the net insurance proceeds from such insurance policies shall be paid and applied in any order determined by Beneficiary in its reasonable discretion towards the Obligations Secured, unless otherwise provided in the Loan and Security Agreement. After an Event of Default (and subject to the terms of the Loan and Security Agreement), Beneficiary shall be entitled to adjust any casualty loss and Beneficiary shall be entitled to apply the proceeds thereof as provided in 0 of this Deed of Trust.

          Section 6. Real Property Taxes. Subject to good faith contest by the Grantor in accordance with the provisions of the Loan Documents, Grantor covenants and agrees to pay before due all real property taxes, assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Mortgaged Property or Grantor and whether levied, assessed or imposed as excise, privilege or property taxes ("Property Taxes").

          Section 7. Condemnation Awards. Grantor hereby assigns to Beneficiary, as additional security, all awards of damage resulting from condemnation proceedings or the taking of or injury to the Real Property for public use, and Grantor agrees that the proceeds of all such awards shall be paid and applied in any order determined by Beneficiary in its reasonable discretion towards the Obligations Secured, unless otherwise provided in the Loan and Security Agreement. After an Event of Default (and subject to the terms of the Loan and Security Agreement), Beneficiary shall be entitled to direct any condemnation proceeding and Beneficiary shall be entitled to apply the proceeds thereof as provided in 0 of this Deed of Trust.

          Section 8. Event of Default. The following shall constitute an "Event of Default" under this Deed of Trust:

          (a) The occurrence of an "Event of Default" as such term is defined in the Loan and Security Agreement; or

          (b) With respect to occurrences which do not constitute an Event of Default under the Loan and Security Agreement, any breach or default of the terms of this Deed or Trust by Grantor which is not cured within the following timeframes after receipt of written notice from Beneficiary: (i) ten (10) days for default or breach of any monetary obligation of Grantor set forth herein; or
(ii) thirty (30) days for default or breach of any non-monetary obligation of Grantor set forth herein (or such longer period as may be reasonably required to cure; provided Grantor commences such cure within thirty (30) days and diligently prosecutes such cure to completion).

     Section 9. Remedies. Following an Event of Default, in addition to any rights and remedies provided for elsewhere in this Deed of Trust, the Loan and Security Agreement or in any other Loan Documents, and to the extent permitted by applicable law, subject to the terms of the Intercreditor Agreement, the following provisions shall apply:

          (a) Beneficiary's Power of Enforcement. Beneficiary may, at Beneficiary's sole discretion, (i) immediately cause the Trustee to sell the Mortgaged Property either in whole or in separate parcels, as prescribed by the laws of the State, under right of entry and power of sale, which power of sale (along with a right of entry) is hereby granted to Trustee to the full extent permitted by the law of the State, and thereupon, to make and execute to any purchasers thereof deeds of conveyance pursuant to applicable law; or (ii) immediately foreclose this Deed of Trust by judicial action pursuant to the law of the State. The court in which any proceeding is pending for the purpose of foreclosure of this Deed of Trust may, at once or at any time thereafter, either before or after sale, without notice and without requiring bond, and without regard to the solvency or insolvency of any person liable for payment of the Obligations Secured hereby, and without regard to the then value of the Mortgaged Property or the occupancy thereof as a homestead, appoint a receiver (the provisions for the appointment of a receiver and assignment of rents being an express condition upon which the obligations secured hereby are made) for the benefit of the Secured Parties, with power to collect the Rents, due and to become due, during such foreclosure suit and the full statutory period of redemption notwithstanding any redemption. The receiver, out of the Rents when collected, may pay costs incurred in the management and operation of the Real Property, prior and subordinate liens, if any, and taxes, assessments, water and other utilities and insurance, then due or thereafter accruing, and may make and pay for any necessary repairs to the Real Property, and may pay all or any part of the Obligations Secured or other sums secured hereby or any deficiency decree entered in such foreclosure proceedings. Upon or at any time after the filing of a suit to foreclose this Deed of Trust, the court in which such suit is filed shall have full power to enter an order placing Beneficiary in possession of the Real Property with the same power granted to a receiver pursuant to this subparagraph and with all other rights and privileges of a mortgagee-in possession under applicable law.

          (b) Beneficiary's Right to Enter and Take Possession, Operate and Apply Income. Beneficiary shall, at its option, have the right, acting through its agents or attorneys or a receiver, with process of law, to enter upon, take possession of, and, to the extent applicable, remove the Real Property and other Collateral located thereon, expel and remove any persons, goods, or chattels occupying or upon the same, to collect or receive all the Rents, and to manage and control the same, and to lease the same or any part thereof, from time to time, and, after deducting all reasonable attorneys' fees and expenses, and all reasonable expenses incurred in the protection, care, maintenance, management and operation of the Real Property and other Collateral located thereon, distribute and apply the remaining net income in such order and to such of the Obligations Secured as Beneficiary may determine in its sole discretion (subject to the terms of the Loan and Security Agreement) or in accordance with any deficiency decree entered in any foreclosure proceedings.

          (c) Foreclosure by Power of Sale. Should Beneficiary elect to foreclose by exercise of the power of sale contained herein, Beneficiary will notify Trustee and will deposit with Trustee this Deed of Trust and evidence of the Obligations Secured and such receipts and evidence of expenditures made and secured hereby as Trustee may require. Trustee will exercise such power of sale in accordance with the following:

          (i) Upon receipt of such notice from Beneficiary, Trustee will cause to be recorded, mailed or delivered to Grantor such notice of default and election to sell as is then required by law and by this Deed of Trust. Trustee will, without demand on Grantor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Mortgaged Property at the time and place of sale fixed by Trustee in said notice of sale, either as a whole, or in separate lots or parcels or items as Trustee deems expedient, and in such order as it may determine, at public auction, to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee will deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts will be conclusive proof of the truthfulness thereof. Any person, including without limitation Grantor, Trustee or Beneficiary, may purchase at such sale. Beneficiary, if it is the purchaser, may tender to Trustee evidence of the Obligations Secured at the amount owing thereon toward payment of the purchase price (or for endorsement of the purchase price as a payment on the Obligations Secured if the amount owing thereon exceeds the purchase price). Grantor expressly waives, to the extent waivable under law, any right of redemption after sale that Grantor may have at the time of sale or that may apply to the sale.

          (ii) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including costs of evidence of title in connection with sale and reasonable Trustee's and attorneys' fees for conducting the sale, Trustee will apply the proceeds of sale to payment of all sums expended under the terms hereof and not then repaid (with accrued interest at the highest interest rate applicable to the Obligations Secured after an Event of Default), and to all other sums then secured hereby in such order as Beneficiary determines in its sole discretion (subject to the terms of the Loan and Security Agreement), and the remainder, if any, to the persons legally entitled thereto.

          (iii) At Beneficiary's direction, Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or by subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any such notice of default at any time before Trustee's sale by executing a notice of rescission and recording the same.

     Section 10. Application of the Rents or Proceeds from Foreclosure or Sale. In any foreclosure of this Deed of Trust by judicial action, or any sale of the Mortgaged Property by advertisement, subject to the terms and provisions of the Loan and Security Agreement, there shall be allowed (and included in the decree for sale in the event of a foreclosure by judicial action) to be paid out of the Rents or the proceeds of such foreclosure proceeding and/or sale:

          (a) Obligations Secured. All of the Obligations Secured and other sums secured hereby which then remain unpaid; and

          (b) Other Advances. All other items advanced or paid by Beneficiary pursuant to this Deed of Trust; and

          (c) Costs, Fees and Other Expenses. All court costs, reasonable attorneys' and paralegals' fees and expenses, appraiser's fees, environmental audit, testing and survey fees, advertising costs, filing fees and transfer taxes, notice expenses, expenditures for documentary and expert evidence, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title, title searches and examinations, title guarantees, title insurance policies, Torrens certificates and similar data with respect to title which Beneficiary in the reasonable exercise of its judgment may deem necessary. All such expenses shall become additional Obligations Secured hereby when paid or incurred by Beneficiary in connection with any proceedings, including but not limited to probate and bankruptcy proceedings, to which any Secured Party shall be a party, either as plaintiff, claimant or defendant, by reason of this Deed of Trust or any indebtedness hereby secured or in connection with the preparations for the commencement of any suit for the foreclosure, whether or not actually commenced, or sale by advertisement. The proceeds of any sale (whether through a foreclosure proceeding or Beneficiary's exercise of the power of sale) shall be distributed and applied in such order and to such of the Obligations Secured as Beneficiary may determine in its sole discretion, subject to the terms and provisions of the Loan and Security Agreement.

          Unless otherwise provided in the Loan and Security Agreement, Beneficiary shall apply the rents or proceeds received by such foreclosure proceeding and/or sale in any order determined by Beneficiary in its sole and absolute discretion.

          Section 11. Cumulative Remedies; Delay or Omission Not a Waiver. Each remedy or right of Beneficiary shall not be exclusive of but shall be in addition to every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on the occurrence or existence of any Event of Default shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or acquiescence therein, nor shall it affect any subsequent Event of Default of the same or different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by Beneficiary.

     Section 12. Beneficiary's Remedies against Multiple Parcels. If more than one property, lot or parcel is covered by this Deed of Trust, and if this Deed of Trust is foreclosed upon, or judgment is entered upon any Obligations Secured hereby, or if Beneficiary causes the Trustee to exercise its power of sale, execution may be made upon or Beneficiary may cause the Trustee to exercise its power of sale against any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales or sales by advertisement may likewise be conducted separately or concurrently, in each case at Beneficiary's election.

     Section 13. No Merger. In the event of a foreclosure of this Deed of Trust or any other mortgage or trust deed securing the Obligations Secured, the Obligations Secured then due Beneficiary shall, at Beneficiary's option, not be merged into any decree of foreclosure entered by the court, and Beneficiary may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust which also secure said Obligations Secured.

     Section 14. Notices. All notices and other communications provided to any party hereto under this Deed of Trust shall be in writing and shall be given in the manner, within the time periods and to the addressees identified in the Loan and Security Agreement, provided that notices to the Trustee shall be addressed to Trustee at the address provided in the Preamble to this Deed of Trust.

     Section 15.Extension of Payments. Grantor agrees that, without affecting the liability of any person for payment of the Obligations Secured hereby or affecting the lien of this Deed of Trust upon the Mortgaged Property or any part thereof (other than persons or property explicitly released as a result of the exercise by Beneficiary of its rights and privileges hereunder), Beneficiary may at any time and from time to time, on request of the Grantor, without notice to any person liable for payment of any Obligations Secured, but otherwise subject to the provisions of the Loan and Security Agreement, extend the time, or agree to alter or amend the terms of payment of such Obligations Secured, provided, however, that such actions of Beneficiary are expressly limited by the terms and provisions of the Loan and Security Agreement. Grantor further agrees that any part of the security herein described may be released with or without consideration without affecting any other mortgage, deed of trust or other instrument now or hereafter given to secure the Obligations Secured or otherwise without affecting the remainder of the Obligations Secured or the remainder of the security.

     Section 16. Governing Law. The provisions of this Deed of Trust shall be governed by the laws of the State, without regard to conflicts of law principles.

     Section 17. Satisfaction of Deed of Trust. Upon full payment and performance of all the Obligations Secured, at the time and in the manner provided in the applicable Loan Document, or upon satisfaction of the conditions set forth in the Loan and Security Agreement for release of the Mortgaged Property from this Deed of Trust, then upon demand therefor following such payment or satisfaction of the conditions set forth in the Loan and Security Agreement for release of the Mortgaged Property, as the case may be, a satisfaction of mortgage or reconveyance of the Mortgaged Property shall promptly be provided by Beneficiary to Grantor.

     Section 18. Successors and Assigns Included in Parties. This Deed of Trust shall be binding upon the Grantor and upon the successors, assigns and vendees of the Grantor and shall inure to the benefit of the Secured Parties' respective successors and assigns; all references herein to the Grantor and to Beneficiary shall be deemed to include their respective successors and assigns. Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Grantor. Wherever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

          Notwithstanding anything to the contrary set forth herein, except as expressly permitted pursuant to the terms of the Loan and Security Agreement, Grantor shall not sell, transfer, pledge, encumber (except for Permitted Liens), create a security interest in, ground lease, or otherwise hypothecate (collectively "Transfer"), all or any portion of the Mortgaged Property without the prior written consent of Beneficiary. The consent by Beneficiary to any Transfer of any portion of the Mortgaged Property shall not be deemed to constitute a novation or a consent to any further Transfer or to waive the right of Beneficiary, at its option, to declare the indebtedness secured hereby immediately due and payable, without notice to Grantor or any other person or entity, upon any such attempted Transfer to which beneficiary shall not have consented.

     Section 19.Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Grantor agrees, to the full extent permitted by law, that at all times following an Event of Default, neither Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, homestead or extension laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereat; and Grantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws and any and all right to have the assets comprising the Mortgaged Property marshaled upon any foreclosure of the lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety. To the full extent permitted by law, Grantor hereby irrevocably waives any and all statutory or other rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date hereof. Grantor further waives, to the full extent it may lawfully do so, all statutory or other rights in its favor, limiting concurrent actions to foreclose this Deed of Trust and exercising other rights with respect to the Obligations Secured, including, without limitation, any right vested in Grantor or any affiliate to limit the right of Beneficiary to pursue or commence concurrent actions against Grantor or any such affiliate or any property owned by any one or more of them.

     Section 20.Interpretation with Other Documents. Notwithstanding anything in this Deed of Trust to the contrary: (a) in the event of a conflict or inconsistency between this Deed of Trust and the Loan and Security Agreement, the provisions of the Loan and Security Agreement shall govern; and (b) to the extent set forth in the Loan and Security Agreement, the exercise of any right or remedy by Beneficiary under this Deed of Trust shall be done in accordance with and is subject to the terms and provisions of the Loan and Security Agreement.

     Section 21. Future Advances. This Deed of Trust is given in part for the purpose of securing loan advances which Beneficiary may make to or for the benefit of Grantor as Borrower pursuant and subject to the terms and provisions of the Loan and Security Agreement, which may include future advances under one or more revolving credit lines not to exceed a maximum aggregate principal amount at any one time outstanding of $30,000,000.00 (which limit shall not include the Secured Parties' costs, fees and expenses set forth in Section 10 of this Deed of Trust). The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Deed of Trust shall secure unpaid balances of revolving credit loan advances made after this Deed of Trust is delivered to the offices in which mortgages are recorded in the applicable county of the State and in such event, such revolving credit future advances shall be secured to the same extent as if such advances were made on the date hereof, although there may be no credit or advance made at the time of execution hereof, although there may be no indebtedness outstanding at the time any advance is made and although such advance may from time to time be repaid to zero balance and thereafter re-advanced. Such loan advances may or may not be evidenced by guarantees or notes executed pursuant to the Loan and Security Agreement.

     Section 22.Invalid Provisions to Affect No Others. Wherever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law, but in the event that any of the covenants, agreements, terms or provisions contained in this Deed of Trust shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Loan and Security Agreement shall not be in any way affected, prejudiced or disturbed thereby. In the event that the application of any of the covenants, agreements, terms or provisions of this Deed of Trust is held to be invalid, illegal or unenforceable, those covenants, agreements, terms and provisions shall not be in any way affected, prejudiced or disturbed when otherwise applied.

     Section 23. Changes. Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent permitted by law, any agreement hereafter made by Grantor and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

     Section 24. Consent to Jurisdiction; Waiver of Immunities. The Grantor hereby acknowledges and agrees that:

          (a) With respect to the provisions of this Deed of Trust regarding the creation, perfection and enforcement of the liens and security interests herein granted, Grantor irrevocably submits to the jurisdiction of any state or federal court sitting in the State, in any action or proceeding arising out of or relating to this Deed of Trust, and the Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State's state or federal court. The Grantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Grantor hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Grantor at its address provided in the Preamble to this Deed of Trust along with a copy to the addressees provided in the Loan and Security Agreement. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section shall affect the right of Beneficiary to serve legal process in any other manner permitted by law or affect the right of Beneficiary to bring any action or proceeding against the Grantor or its property arising out of or relating to this Deed of Trust or any other of the Loan Documents in any court having jurisdiction under the provisions therein or under applicable law.

          (c) To the extent that the Grantor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Grantor hereby irrevocably waives such immunity with respect to its obligations under this Deed of Trust.

     Section 25. Time of Essence. Time is of the essence with respect to the provisions of this Deed of Trust.

     Section 26. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Deed of Trust. In the event an ambiguity or question of intent or interpretation arises, this Deed of Trust shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Deed of Trust.

     Section 27. Beneficiary's Right to Appear. Beneficiary shall have the right to appear in and defend any legal proceeding brought regarding the Mortgaged Property and to bring any legal proceeding, in the name and on behalf of Grantor or in Beneficiary's name, that Beneficiary, in its sole discretion, determines should be brought to protect Beneficiary's or the Secured Parties' interest in the Mortgaged Property.

     Section 28. Savings Clause. Any provision of this Deed of Trust that is prohibited or unenforceable in any jurisdiction, will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 29. Trustee Provisions.

          (a) Trustee accepts this Deed of Trust and the Trust created hereby upon execution and delivery of this Deed of Trust. Except as provided by law, Trustee is not obligated to notify any party of a pending sale under this Deed of Trust or of a proceeding in which any Secured Party or Trustee is a party.

          (b) Trustee shall be under no duty to take any action hereunder except as expressly required herein or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Grantor and to Beneficiary. Beneficiary in its sole and absolute discretion and with or without cause may unilaterally remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole and absolute discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor and without conveyance of the Mortgaged Property, the successor trustee shall succeed to all the title, powers, and duties conferred upon Trustee herein and by applicable laws as if the successor had been named Trustee at the time this Deed of Trust was recorded. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required to do so by Beneficiary. Grantor shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

     Section 30. Additional Provisions Pertaining to State Laws.

          (a) Proof of Default. In the event of a sale of the Mortgaged Property or any part thereof upon an Event of Default and in accordance with applicable law, and the execution of a deed therefor, such deed and the recitals therein (i) of default, (ii) of recording the notice of breach and election of sale, (iii) of the elapsing of the required time (if any) between the foregoing recording and the following notice, (iv) of the giving of notice of sale, and
(v) of a demand by Beneficiary, or its successors or assigns, will be effective and conclusive against Grantor, its successors and assigns, and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid will be sufficient to discharge such purchaser from any and all obligations to ensure the proper application of the purchase money.

          (b) Additional Security Agreement Provisions. Grantor shall (and Grantor upon the occurrence and during the continuation of an Event of Default hereunder irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Grantor to) execute, deliver and, if appropriate, file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the security interests created hereby in those portions of the Mortgaged Property that are personal property subject to the Code (the "Personal Property Collateral"). Grantor will pay (or reimburse Beneficiary for) all costs of filing such statements and renewals and releases thereof and will pay all reasonable costs and expenses of any record searches for financing statements that Beneficiary may reasonably require. Upon the occurrence of any Event of Default hereunder, Beneficiary will have the right to access and remove any of the Personal Property Collateral and to cause the same to be sold at any one or more public or private sales as permitted by the Code or other applicable law, and Beneficiary will further have all other rights and remedies, whether at law, in equity or by statute, as are available to secured creditors under the Code or other applicable law. Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any person, including both Grantor and Beneficiary, will be eligible to purchase any part or all of such Personal Property Collateral at any such disposition. Grantor, upon demand of Beneficiary, will assemble the Personal Property Collateral and make it available to Beneficiary at the Land, a place which is hereby deemed to be reasonably convenient to Beneficiary and Grantor. Beneficiary will give Grantor at least five (5) business days' prior written notice of the time and place of any public sale or other disposition of such Personal Property Collateral or of the time on or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Grantor in the manner provided for the mailing of notices herein, Grantor acknowledges that such notice will be and is reasonable notice to Grantor.

          (c) Actions Affecting Personal Property Collateral. Grantor, at Grantor's sole cost and expense, will appear in, defend and contest any action or proceeding purporting to affect any of the Personal Property Collateral or the security interests therein created by this Deed of Trust or any of the other Loan Documents or the rights or powers of Trustee or Beneficiary hereunder or thereunder. Grantor will pay all reasonable costs and expenses incurred by Trustee or Beneficiary, including the cost of evidence of title and attorneys' fees and costs, in any such action or proceeding in which Trustee or Beneficiary may appear.

          (d) Request for Notices. Grantor requests that copies of any notice of default and any notice of sale hereunder be mailed to it at the address provided in the Preamble to this Deed of Trust.

          (e) Beneficiary Statements. For each statement of accounting as to the obligations secured hereby furnished at Grantor's request, Grantor shall pay Beneficiary the fee provided for pursuant to Section 2943(e)(6) of the California Civil Code, as amended from time to time. Grantor also will pay the charges of Beneficiary pursuant to Section 2941(e)(1) of the California Civil Code, as amended from time to time, for any other service rendered to Grantor, or on its behalf, in connection with this Deed of Trust or the obligations secured hereby, including, without limitation the delivery to an escrow holder of a request for full or partial reconveyance of this Deed of Trust or charges due to transferring or transmitting records pertaining to this Deed of Trust and the Obligations Secured to a new owner of the Mortgaged Property.

          (f) Code of Civil Procedure Section 736. Beneficiary will have all of the rights, privileges and remedies of a secured lender under Section 736 of the California Code of Civil Procedure, as amended from time to time.

          (g) Code of Civil Procedure Section 726.5. In accordance with California Code of Civil Procedure Section 726.5, Beneficiary may waive its lien against the Mortgaged Property or any portion thereof, to the extent such property is found to be environmentally impaired, and may exercise any and all rights and remedies of an unsecured creditor against Grantor and all of Grantor's assets and property for the recovery of any deficiency, including, without limitation, seeking an attachment order under California Code of Civil Procedure Section 483.010. No such waiver shall be final or binding on Beneficiary unless and until a final money judgment is obtained against Grantor. As between Beneficiary and Grantor, for purposes of California Code of Civil Procedure Section 726.5, Grantor shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Grantor or any related party (or any Subsidiary, affiliate or agent of Grantor or any related party) and that Grantor made written disclosure thereof to Beneficiary or that Beneficiary otherwise obtained actual knowledge thereof prior to the making of the Loan and Security Agreement. Notwithstanding anything to the contrary contained in this Deed of Trust or any of the Loan Documents, Grantor shall be fully and personally liable for all judgments and awards entered against Grantor pursuant to California Code of Civil Procedure 726.5 and such liability shall not be limited by the original principal amount of the obligations secured by this Deed of Trust. Grantor's obligations hereunder shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Mortgaged Property or this Deed of Trust. For the purposes of any action brought under this Deed of Trust, Grantor hereby waives the defense of laches and any applicable statute of limitations. For purposes of California Code of Civil Procedure 726.5, the acts, knowledge and notice of each "726.5 Party" shall be attributed to and be deemed to have been performed by the party or parties then obligated on or liable for payment of the indebtedness. As used herein, "726.5 Party" shall mean Grantor, any partner thereof, any successor owner of Grantor of all or any portion of the Mortgaged Property, any Subsidiary or related party of Grantor or any such successor and any affiliate or agent of such party or any such related party.

          (h) Code of Civil Procedure Section 1265.225(a). Grantor hereby unconditionally and irrevocably waives all rights of a property owner under the provisions of California Code of Civil Procedure Section 1265.225(a), or any successor statute, providing for the allocation of condemnation proceeds between a property owner and a lienholder.

          (i) Obligations Remain. The provisions of this Deed of Trust shall remain in full force and effect notwithstanding (i) any partial release of Grantor from any liability with respect to the Obligations Secured; or (ii) any partial release or subordination of any real or personal property now or hereafter held by Beneficiary as security for the performance of the Obligations Secured.

          (j)  Waiver.

                    (i) Grantor expressly waives any and all benefits which might otherwise be available to Grantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433.

                    (ii) Grantor hereby waives any and all defenses, including but not limited to Grantor's defense of estoppel discussed in Union Bank vs. Gradsky (1968) 265 Cal.App.2d 40, based upon a foreclosure against all or any part of the real property security for the indebtedness evidenced by the Loan and Security Agreement and the Loan Documents pursuant to the power of sale contained in this Deed of Trust or any of the additional deeds of trust as opposed to proceeding by way of judicial foreclosure. Grantor waives all rights and defenses arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement by the operation of Section 580d of the Code of Civil Procedure or otherwise.

                    (iii) Grantor hereby waives all rights and defenses that Grantor may have because any of Grantor's debt is secured by real property. This means, among other things: (i) Beneficiary may collect from Grantor without first foreclosing on any real or personal property collateral pledged by Grantor; and (ii) if Beneficiary forecloses on any real property collateral pledged by Grantor (A) the amount of debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Beneficiary may collect from Grantor even if Beneficiary, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from any other party. This is an unconditional and irrevocable waiver of any rights and defenses Grantor may have because Grantor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                    (iv) In the case of a power of sale foreclosure under this Deed of Trust or any other deed of trust entered into by the parties as security for the Obligations Secured, the fair market value of the real property collateral shall be conclusively deemed to be the amount of the successful bid at the foreclosure sale. Grantor waives any rights or benefits it may now or hereafter have to a fair value hearing under Section 580a of the California Code of Civil Procedure. Beneficiary shall have absolutely no obligation to make a bid at any foreclosure sale, but rather may make no bid or bid any amount which Beneficiary, in its sole discretion, deems appropriate.

                    (v) Grantor hereby irrevocably authorizes Beneficiary, at Beneficiary's sole discretion, to apply any and all amounts received by Beneficiary in repayment of the Obligations Secured first to amounts which are guaranteed pursuant to the terms of the Deed of Trust and then to amounts which are not guaranteed pursuant to the terms of the Deed of Trust, if any. Grantor hereby waives any and all rights that it has or may hereafter have under Section 2822 of the California Civil Code which provides that if a guarantor is "liable upon only a portion of an obligation and the principal provides partial satisfaction of the obligation, the principal may designate the portion of the obligation that is to be satisfied."

                    (vi)  Beneficiary acknowledges that the provisions of this
Section 30(j) are intended to constitute a waiver of any rights and defenses Grantor may now or hereafter have as a "guarantor" to the extent this Deed of Trust is construed to be in whole or in part a guaranty of any of its Subsidiaries' obligations under the Loan and Security Agreement or the Loan Documents.

          (k) Attorneys' Fees. Subject to the terms of the Loan and Security Agreement, if the Obligations Secured are not paid when due or if any other Event of Default occurs, Grantor shall pay all costs of enforcement and collection, including reasonable attorneys' fees, whether or not such enforcement and collection includes a legal proceeding. As used in this Deed of Trust, the term "attorneys' fees" or "attorneys' fees and costs" will mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The terms "attorneys' fees" or "attorneys' fees and costs" will also include all such fees and expenses incurred with respect to appeals, arbitrations, bankruptcy proceedings and any post-judgment proceedings to collect any judgment, and whether or not any legal proceeding is brought with respect to the matter for which said fees and expenses were incurred.

          (l) Controlling Provisions. In the event of any conflict between this 0 and any other provisions of this Deed of Trust (other than Section 20 which shall govern), the provisions of this 0 will control.

          (m) Additional Remedies. Without limiting any other provisions of this Deed of Trust but subject to the terms of the Loan and Security Agreement, Beneficiary shall have the following additional rights and remedies upon the occurrence of an Event of Default:

                    (i) Beneficiary may deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Grantor's interest in the Mortgaged Property to be sold, which notice Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the county in which the Mortgaged Property is located.

                    (ii) Beneficiary may exercise all other rights and remedies provided herein, in the Loan and Security Agreement or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or by law.

                    (iii) Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

          (1) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Grantor such notice of default and election to sell ("Notice of Sale") as then required by applicable law of the State and by this Deed of Trust. Trustee shall, without demand on Grantor, after lapse of such time as may then be required by applicable law and after recordation of such Notice of Sale having been given as required by applicable laws, sell the Mortgaged Property at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. Provided, however, Grantor covenants to warrant and defend the title to the property so sold. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Grantor, Trustee or Beneficiary, may purchase at such sale.

          (2) Trustee shall apply the proceeds of sale as follows: FIRST, to the expenses of such sale and of all proceedings in connection therewith, including, without limitation, reasonable fees of the Beneficiary's attorney (and attorney fees and expenses shall become absolutely due and payable whenever foreclosure is commenced), court costs, advertising expenses, auctioneer's allowance, the expenses, if any, required to correct any irregularity in the title, premium for the Trustee's bond, auditors fee, and all other costs and expenses of entering upon, taking possession of, operating or managing the Mortgaged Property reasonably incurred by the Beneficiary and the Trustee; then SECOND, to all expenses incurred in and about the protection of the Mortgaged Property and execution of this Deed of Trust and all insurance premiums, liens, assessments, taxes, and charges including utility charges advanced by the Beneficiary, and interest thereon from the date of advancement; then THIRD, in accordance with the terms of the Loan and Security Agreement, to payment of the Obligations Secured and accrued interest thereon; and FINALLY the remainder, if any, shall be paid to Grantor, or to the person or entity lawfully entitled thereto, upon the delivery and surrender to the purchaser of possession of the Mortgaged Property, less costs and expenses of obtaining possession.

                    (iv) Subject to applicable law, Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

                    (v) Upon the occurrence of an Event of Default, Beneficiary may proceed, in any sequence: (a) to exercise its rights hereunder with respect to all or any portion of the Mortgaged Property and all or any portion of the Personal Property; and (b) to exercise its rights under this Deed of Trust with respect to all or any portion of the Personal Property Collateral in accordance with the provisions of the Code and applicable law.

          (n) Accommodation Provisions. Grantor has executed and delivered this Deed of Trust as an accommodation instrument with the intent of subjecting its interests in the Mortgaged Property to the lien of this Deed of Trust as security for the Obligations Secured; accordingly Grantor hereby agrees, to the fullest extent permitted by law, not to assert or take advantage of:

                    (i) Any right to require Beneficiary to proceed against Borrower or any guarantor under the Loan Documents, or any other person or to proceed against or exhaust any other security held by Beneficiary at any time or to pursue any other remedy in Beneficiary's power before exercising any right or remedy under this Deed of Trust.

                    (ii)  Any defense that may arise by reason of:

          (1) Beneficiary's failure to proceed against any of Borrower's property, or any other party against whom Beneficiary might assert a claim, before proceeding against Grantor under this Deed of Trust; or

          (2) The release, suspension, discharge or impairment of any of Beneficiary's rights against Borrower or any other party against whom Beneficiary might assert a claim, whether such release, suspension, discharge or impairment is explicit, tacit or inadvertent; or

          (3) Beneficiary's failure to pursue any other remedies available to Beneficiary that would reduce the burden of the indebtedness secured hereby on Grantor's interests in the Mortgaged Property; or

          (4) Any extension of the time for the payment or performance of any of Borrower's obligations under the Loan and Security Agreement or any of the Loan Documents; or

          (5) The incapacity or lack of authority of Borrower or any person or persons; or

          (6) The failure of Beneficiary to file or enforce a claim against the estate (in either administration, bankruptcy or any other proceedings) of any owner or officer of any of Borrower or any other person or persons.

                    (iii) Subject to the terms of the Loan and Security Agreement and this Deed of Trust, and except as required by law, the sufficiency of any demand, protest and/or notice of any kind, including, without limitation, the following notices:

          (1) Notice of the evidence, creation or incurring of any new or additional indebtedness or obligation by the Borrower (provided that such indebtedness or obligation is not secured by this Deed of Trust); or

          (2)  Notice of any amendment of any of the Loan Documents; or

          (3) Notice of any action or non-action on the part of Borrower or Beneficiary in connection with any obligation or evidence of indebtedness held by Beneficiary as collateral pursuant to the Loan Documents; or

          (4) Notice of payment or non-payment by Borrower of the indebtedness secured by this Deed of Trust.

                    (iv) Any right to assert against Beneficiary any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiary to foreclose, either by judicial foreclosure or by exercise of the power of sale, this Deed of Trust, which in any manner impairs, reduces, releases, destroys or extinguishes Grantor's subrogation rights, rights to proceed against any Guarantor for reimbursement, or any other rights of Grantor to proceed against any other person or security. Grantor waives all rights and defenses to enforcement of all or any part of the indebtedness secured hereby which defenses are based on an election of remedies by Beneficiary, even though the election of remedies, such as nonjudicial foreclosure with respect to this Deed of Trust, may destroy Grantor's rights of subrogation and reimbursement against any Guarantor by operation of Section 580d of the California Code of Civil Procedure.

                    (v) Any rights arising because of Grantor's payment or satisfaction of the indebtedness secured hereby against any guarantor or any other party obligated to pay any of the indebtedness secured hereby, by way of contribution or reimbursement or otherwise, but only until the indebtedness secured hereby is paid in full.

                    (vi) Any duty on the part of Beneficiary to disclose to Grantor any default under the Loan and Security Agreement or any other Loan Document.

                    (vii) Any duty on the part of Beneficiary to disclose to Grantor any facts Beneficiary may now know or may hereafter know about Borrower or any successors in interest (if any) regardless of whether Beneficiary (i) has reason to believe that any such facts materially increase the risk beyond the risk which Grantor intends to assume by executing this Deed of Trust, (ii) has reason to believe that these facts are unknown to Grantor, or (iii) has a reasonable opportunity to communicate such facts to Grantor, it being understood and agreed that Grantor is fully responsible for being and keeping informed of the financial condition of Borrower or any successor in interest of Borrower and of all circumstances bearing on the risk of nonpayment of any indebtedness of Borrower to Beneficiary that is secured hereby.

                    (viii) Any right to object to the release of any portions of the Mortgaged Property from the lien of this Deed of Trust notwithstanding the fact that such releases may be made without Beneficiary having received any or adequate consideration therefor.

          (o) Grantor further agrees that with respect to any obligation secured hereby Beneficiary may, in such manner and upon such terms and at such times as Beneficiary deems best and without demand or notice to or consent of Grantor (i) release any party now or hereafter liable for the performance of any such obligation, (ii) extend the time for the performance of any such obligation, (iii) accept additional security therefor, and (iv) alter, substitute or release any property securing such performance.

          (p) Before executing this Deed of Trust, Grantor has made such independent legal and factual inquiries and investigations as Grantor deemed necessary or desirable with respect to Grantor's and Guarantors' ability to honor all of Grantor's covenants and agreements with Beneficiary, and Grantor has relied solely on said independent inquiries and investigations preparatory to entering into this Deed of Trust.

          GRANTOR PLEASE NOTE: UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE COLLATERAL AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. THE SECURED PARTIES URGE YOU TO GIVE PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.

          THE GRANTOR HEREBY DECLARES AND ACKNOWLEDGES THAT THE GRANTOR HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS DEED OF TRUST.

          IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written by the person or persons identified below on behalf of Grantor (and said person or persons hereby represent that they possess full power and authority to execute this instrument).

                                        GRANTOR:

                                        HUDSON RESPIRATORY CARE INC., a
                                        California corporation

                                        By
                                          --------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                                                  Signature Page
                                                                   Deed of Trust

STATE OF CALIFORNIA  )
                     ) ss
COUNTY OF            )


On ______________________, before me, ___________________________________,
Notary Public, personally appeared
________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


                                        ----------------------------------------
[SEAL]                                  Signature of Notary Public


                                                                 Acknowledgement
                                                                   Deed of Trust

                                    Exhibit A
                                    ---------

                                Legal Description
                                       for
                   27711 Diaz Road, Temecula, California 92589

The land referred to in this Deed of Trust is situated in the State of California, County of RIVERSIDE and is described as follows:

PARCEL 1:

PARCEL 2 AS SHOWN ON PARCEL MAP IN THE CITY OF TEMECULA, IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, RECORDED IN BOOK 1, PAGE 97 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY, STATE OF CALIFORNIA.

PARCEL 2:

AN EASEMENT FOR ACCESS PURPOSES TO BE USED IN COMMON WITH OTHERS IN AND OVER A STRIP OF LAND OVER THAT PORTION OF THE RANCHO TEMECULA IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, WHICH RANCHO WAS GRANTED BY THE GOVERNMENT OF THE UNITED STATES TO LUIS VIGNES BY PATENT DATED JANUARY 18, 1860, AND RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO, STATE OF CALIFORNIA, IN LIBRA 1, OF PATENTS, AT PAGE 37 THEREOF, BEING A STRIP OF LAND 50.00 FEET WIDE IN THE SOUTHERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY TERMINUS OF THAT CERTAIN COURSE DESCRIBED AS NORTH 47DEG. 00' 00" EAST 920.58 FEET ALONG THE NORTHERLY BOUNDARY LINE OF PARCEL 1 OF SAID PARCEL MAP; THENCE SOUTH 47DEG. 00' 00" WEST 105.00 FEET.

                                       -1-